UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  June 14, 2011

PIONEER POWER SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-155375	27-1347616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parker Plaza 400 Kelby Street, 9th Floor Fort Lee, New Jersey	07024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 867-0700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2011, Pioneer Power Solutions, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation, as corrected by a Certificate of Correction filed on June 16, 2011 (collectively, the “Certificate of Amendment”), effecting a reverse stock split of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a ratio of one-for-five and reducing the number of authorized shares of Common Stock from seventy-five million (75,000,000) shares to thirty million (30,000,000) shares.  The reverse stock split will be effective as of 5:00 p.m. New York time on June 20, 2011.  A majority of the Company’s stockholders approved the Certificate of Amendment on June 1, 2011, and the Company's Board of Directors authorized the implementation of the reverse stock split on June 1, 2011.

As a result of the reverse stock split, every five (5) shares of Common Stock will be combined into one (1) share of Common Stock.  The reverse stock split affects all shares of Common Stock outstanding immediately prior to the effective time of the reverse stock split as well as the number of shares of Common Stock available for issuance under the Company’s stock incentive plans.  In addition, the reverse stock split will effect a reduction in the number of shares of common stock issuable upon the exercise of outstanding stock options or warrants.  Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split.  Instead, all fractional shares will be rounded up to the next whole share.

The foregoing description of the reverse stock split and Certificate of Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment and the Certificate of Correction related thereto, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation.

3.2	Certificate of Correction to Certificate of Amendment to Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, INC.

Dated: June 20, 2011	By:	/s/ Andrew Minkow
Name: Andrew Minkow
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation.

3.2	Certificate of Correction to Certificate of Amendment to Certificate of Incorporation.